UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2011

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-54309	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Broadway, 14th Floor, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 617-500-8635

95 Fulkerson Street, Cambridge, Massachusetts 02141
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 12, 2011, the registrant issued a press release reporting it has opened a new state-of-the-art data center designed specifically to increase the service reliability and performance of its cloud-based email delivery services.  The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events

The Company has relocated its principal offices to One Broadway, 14th Floor, Cambridge, Massachusetts 02142 as reflected on the cover page of this report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press release dated July 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:

/s/ Semyon Dukach

Semyon Dukach

Chief Executive Officer

Dated: July 12, 2011